FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2019
Disclosure of general information about financial statements [Abstract]
FINANCIAL RISK MANAGEMENT
26. FINANCIAL RISK MANAGEMENT
Our exposure to market risk includes, but is not limited to, the following risks: changes in interest rates on our debt, changes in foreign currency exchange rates and commodity price fluctuations.
Liquidity risk
Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with financial liabilities that are settled by delivering cash or another financial asset. We manage the liquidity risk inherent in these financial obligations by preparing monthly financial summaries, quarterly forecasts and annual long-term budgets which forecast cash needs and expected cash availability to meet future obligations. Typically these obligations are met by cash flows from operations and from cash on hand. Scheduling of capital spending and acquisitions of financial resources may also be employed, as needed and as available, to meet the cash demands of our obligations.
Our ability to repay or refinance our future obligations depends on a number of factors, some of which may be beyond our control. Factors that influence our ability to meet these obligations include general global economic conditions, credit and capital market conditions, results of operations, mineral reserves and resources and the price of gold.
Macquarie Credit Facility Financial Covenants
The Macquarie Credit Facility includes covenant clauses requiring the Company to maintain certain key financial ratios. The Company must maintain a Debt Service Coverage Ratio of greater than 1.20:1, tested quarterly on a rolling four-quarter basis as at the end of each of the fiscal quarters beginning with the fiscal quarter ending June 30, 2020; maintain a ratio of Net Debt to EBITDA of less than 3.00:1, tested quarterly on a rolling four-quarter basis as at the end of each of the fiscal quarters; demonstrate, on the basis of the consolidated financial statements and annual consolidated corporate budget, that from December 31, 2020 and for each fiscal quarter thereafter, the Convertible Debentures can be repaid in full in cash by the maturity in August 2021 while maintaining (after giving effect to such repayment in cash) a positive cash position (excluding restricted cash) of $25 million; and ensure that at all times the sum of aggregate indebtedness does not exceed $116.5 million.
The following table shows our contractual obligations as at December 31, 2019:

	Payment due (in thousands) by period
(Stated in thousands of U.S dollars)	Less than 1 Year	1 to 3 years	4 to 5 years	More than 5 Years	Total
Accounts payable and accrued liabilities	$90,842	$—	$—	$—	$90,842
Debt[1]	15,000	91,498	5,000	—	111,498
Lease liabilities	987	533	607	254	2,381
Interest on long term debt	7,378	7,321	150	5	14,854
Purchase obligations	17,318	—	—	—	17,318
Rehabilitation provisions[2]	5,826	17,749	25,877	24,316	73,768
Total	$137,351	$117,101	$31,634	$24,575	$310,661

[1]	Includes the outstanding repayment amounts from the 7% Convertible Debentures maturing on August 15, 2021 and the Macquarie Credit Facility.

[2]	Rehabilitation provisions indicates the expected undiscounted cash flows for each period.
As at December 31, 2019, the Company has current assets of $107.3 million compared to current liabilities of $123.8 million. As at December 31, 2019, the Company had a cash balance of $53.4 million.
The Company expects to meet its short-term financial needs through its cash on hand and cash flow from operations.
Interest rate risk
Interest rate risk is the risk that the future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Macquarie Credit Facility is 4.5% plus the applicable USD LIBOR rate. Based on our current $60.0 million outstanding balance , a 100 basis point change in the USD LIBOR rate would result in a nominal change in interest expense. We have not entered into any agreements to hedge against unfavorable changes in interest rates, but may in the future actively manage our exposure to interest rate risk.
Foreign currency exchange rate risk
Currency risk is risk that the fair value of future cash flows will fluctuate because of changes in foreign currency exchange rates. In addition, the value of cash and cash equivalents and other financial assets and liabilities denominated in foreign currencies can fluctuate with changes in currency exchange rates.
Since our revenues are denominated in U.S. dollars and our operating units transact much of their business in U.S. dollars, we are typically not subject to significant impacts from currency fluctuations. However, certain purchases of labor, operating supplies and capital assets are denominated in Ghana cedis, euros, British pounds, Australian dollars, South African rand and Canadian dollars. To accommodate these purchases, we maintain operating cash accounts in non-US dollar currencies and appreciation of these non-US dollar currencies against the U.S. dollar results in a foreign currency gain and a decrease in non-U.S. dollar currencies results in a loss. In the past, we have entered into forward purchase contracts for South African rand, euros and other currencies to hedge expected purchase costs of capital assets. During 2019 and 2018, we had no currency related derivatives. At December 31, 2019 and December 31, 2018, we held $6.1 million and $1.9 million, respectively, of foreign currency.
Commodity price risk
Gold is our primary product and, as a result, changes in the price of gold can significantly affect our results of operations and cash flows. Based on our gold production in the year, a $100 per ounce change in gold price would result in approximately a $18.7 million and $17.8 million change in our sales revenues and operating cash flows, respectively. To reduce gold price volatility, we have at various times entered into gold price hedges. During the year ended December 31, 2019, the Company entered into costless collars consisting of puts and calls, on 50,000 ounces of gold with a floor price of $1,400 per ounce and a ceiling price of $1,750 per ounce with maturity dates ranging from October 2019 to September 2020. During the year ended December 31, 2019, the Company recognized an unrealized loss of $0.2 million on the non-hedge accounted collar contracts.
Credit risk
Credit risk is the risk that one party to a financial instrument will cause a financial loss for the other party by failing to discharge an obligation. Our credit risk is primarily associated with liquid financial assets and derivatives. We limit exposure to credit risk on liquid financial assets by holding our cash, cash equivalents, restricted cash and deposits at highly-rated financial institutions. Risks associated with gold trade receivables is considered minimal as we sell gold to a credit-worthy buyer who settles promptly within two days of receipt of gold bullion.